UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)    January 6, 2003

           REDWOOD EMPIRE BANCORP
 (Exact name of registrant as specified in its charter)

California	0-19231	68-0166366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

111 Santa Rosa Avenue, Santa Rosa, CA	95404-4905
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code      (707) 573-4800

(Former name or former address, if changed since last report)

Item 5.	Other Events
On January 6, 2003, the Company issued a press release declaring an increase to its quarterly cash dividend. A copy of the press release is attached to this 8-K.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
(c) Exhibits
99	Press Release dated January 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDWOOD EMPIRE BANCORP
(Registrant)

DATE: January 6, 2003	BY: /s/ James E. Beckwith
James E. Beckwith
Executive Vice President and
Chief Operating Officer

REDWOOD EMPIRE BANCORP

EXHIBIT INDEX

Exhibit No.	Subject Matter
99	Press Release dated January 6, 2003.